EXHIBIT 10.34

SUBSCRIPTION AGREEMENT – COMMON STOCK

No Camera Films, Inc.

9454 Wilshire Blvd., PH 37

Beverly Hills CA, 90212

Re: Offering of Common Stock of No Camera Films, Inc., a Wyoming corporation (the Company)

1.	Subscription. The undersigned hereby applies to purchase shares of the Company’s voting common stock (the “Common Stock”) indicated below in accordance with the terms of this Subscription Agreement and the private placement relating to the offering of the Common Stock by the Company (the “Offering”). Herein the terms “Stock” shall mean the Common Stock. The Share Price is $.20 per share (twenty cents per share). The undersigned hereby irrevocably offers to purchase 5,000,000 shares of the Common Stock for the total consideration of $1,000,000 (One Million Dollars), and therefore tenders, as the total consideration for the purchase of the Stock, a promissory note in the form attached hereto as Exhibit A, payable to Mindatorium, Inc., the controlling shareholder of the Company, which will cause the Company to issue the Stock. The executed promissory note will be delivered to Mindatorium, Inc. within three business days of the undersigned signing this subscription agreement. It is understood that the promissory note tendered is irrevocable by the undersigned, and that the obligations under it are payable to Mindatorium, Inc. in accordance with its terms. All currency referenced is US dollars.

2. Representations and Warranties of the Investor. The undersigned represents and warrants as follows:

(a) The undersigned has received information provided to him/her/her in writing by the Company, or information from books and records of the Company. The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by him/her, his attorney and/or his/her accountant and/or his/her “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the books and records of the Company will be available, upon reasonable notice, for inspection by investors during reasonable business hours at the Company’s principal place of business. The undersigned and/or his/her advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made, and to the extent oral information has been furnished to the undersigned or his/her advisers in connection with the Offering, such information was consistent with all written information furnished.

(b) The undersigned (i) has adequate means of providing for his/her current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Stock for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(c) The undersigned recognizes that the Company has a limited financial and operating history and no history of profitable operations, and that the Stock as an investment involves special risks, including those disclosed to the undersigned by the Company.

(d) The undersigned understands that the Stock has not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings. The undersigned further understands that the Company is under no obligation to register the Stock on his/her behalf or to assist him/her in complying with any exemption from registration.

(e) The Stock is being purchased solely for his/her own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the Stock. The undersigned or his/her advisers have such knowledge and experience in financial, tax, and business matters to enable him/her to utilize the information made available to him/her in connection with the Offering to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(f) The undersigned, if a corporation, partnership, trusts, or other entity, is authorized and otherwise duly qualified to purchase and hold the Stock.

(g) All information which the undersigned has provided to the Company concerning himself, his/her financial position, and his/her knowledge of financial and business matters, or in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his/her subscription being accepted, he will immediately provide the Company with such information.

(h) The undersigned understands and agrees that the following restrictions and limitations are applicable to his/her purchase and his/her resales, hypothecations or other transfers of the Stock pursuant to Regulation D under the Securities Act:

(i) The undersigned agrees that the Stock shall not be sold, pledged, hypothecated or otherwise transferred unless the shares of the Stock are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

(ii) The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws. The shares represented by this certificate may not be transferred, sold, or assigned unless so registered, or unless an exemption from such registration is available.

(iii) Transfer of the shares represented by this certificate is subject to the restrictions in the corporation’s bylaws. Stop transfer instructions to the transfer agent of the Stock have been or will be placed with respect to the Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

(iv) The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

(i) The undersigned understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Stock and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(j) The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him/her by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the Stock or of the overall financial performance of the Company.

(k) (Complete if applicable) The undersigned acknowledges that ________________ has acted as the “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) the Purchaser Representative has confirmed to him/her, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser representative or its affiliates and the Company or its affiliates.

(l) The undersigned acknowledges that the Company has made available to him/her or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him/her and to evaluate the merits and risks of this investment.

(m) The undersigned confirms that he has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to him/her and the documents relating thereto on his/her behalf and have advised him/her of the business and financial aspects and consequences of and potential liabilities associated with his/her investment in the Stock. The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his/her business and financial experience and of the business and financial experience of those persons he has retained to advise him/her with respect to investments of this nature. In reaching the conclusion that he desires to acquire the Stock, the undersigned has carefully evaluated his/her financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

(n) The undersigned acknowledges that all information made available to him/her and/or the Purchaser Representative, if any, and/or personal advisers in connection with his/her investment in the Stock, including the information furnished to him/her, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

(o) Capitalization. The undersigned acknowledges that the Company is a Wyoming corporation and that, as of the date hereof and prior to the Offering, the Company is wholly owned by Mindatorium, Inc. The Company is authorized to issue 100,000,000 shares of voting Common Stock, of which 60,000,000 shares have been issued to Mindatorium, Inc. The undersigned is purchasing 5,000,000 newly issued shares of the Common Stock for the total consideration of $1,000,000, which shall be paid by the promissory note attached hereto as Exhibit A, payable to Mindatorium, Inc. Upon the issuance of such shares, 65,000,000 shares of the Common Stock will be outstanding, of which the undersigned will hold 5,000,000 shares (approximately 7.69%) and Mindatorium, Inc. will hold 60,000,000 shares (approximately 92.31%), and 35,000,000 shares will remain authorized but unissued. Mindatorium, Inc. will retain controlling voting ownership of the Company.

(p) Dilution. The undersigned acknowledges and agrees that the remaining 35,000,000 authorized but unissued shares of the Common Stock will be issued over time to future investors or, if no such investors subscribe, to Mindatorium, Inc., at such times and on such terms as the Company may determine, without further consent of the undersigned. The undersigned understands that as such shares are issued, his/her percentage ownership of the Company will decrease from approximately 7.69% at the closing of the Offering to 5.00% when all 100,000,000 authorized shares have been issued, and that the number of shares of the Stock held by the undersigned, 5,000,000 shares, will not change as a result of such issuances. The undersigned acknowledges that this dilution is the intended and agreed outcome of the Offering.

(q) Valuation. The undersigned acknowledges that the Share Price of $.20 per share reflects a post-money valuation of the Company of $20,000,000 on a fully issued basis of 100,000,000 shares of the Common Stock, that such valuation and the Share Price were determined by the Company, and that no independent appraisal or valuation of the Company or the Stock has been obtained.

(r) Related Party and Control. The undersigned acknowledges that the Company is a subsidiary controlled by Mindatorium, Inc., that Mindatorium, Inc. will retain controlling voting ownership of the Company and will be able to control matters requiring the approval of the Company’s shareholders, and that the Company and Mindatorium, Inc. may have officers and directors in common, which may give rise to conflicts of interest. The undersigned further acknowledges that the purchase of the Stock does not entitle him/her to a seat on the Company’s board of directors or to any special rights, preferences or privileges, unless separately agreed in writing by the Company.

(s) Use of Proceeds. The undersigned acknowledges that the proceeds of the Offering will be received by Mindatorium, Inc. and applied for the Company’s benefit to expand production toward approximately 20 personnel, establish a headquarters in Los Angeles, build sales and marketing, fund customer acquisition, produce and distribute Company-owned films and series, continue technology and intellectual property development, including the Company’s patent-pending process, support international expansion, and provide working capital, and that the Company shall have broad discretion in the application of such proceeds.

(t) Additional Risks. The undersigned acknowledges that an investment in the Stock involves risks in addition to those described elsewhere in this Subscription Agreement, including the following:

(i) The Company is an early-stage company, and its business, operations and prospects are subject to the risks and uncertainties inherent in a new business enterprise;

(ii) Any projections, estimates, pipeline figures or planning scenarios furnished to the undersigned are estimates only, are based on assumptions that may not prove accurate, and are not guarantees of future results;

(iii) The Company’s business depends on artificial intelligence technologies, which are evolving rapidly and may become subject to new or changing laws, regulations and industry standards that could increase the Company’s costs or limit its operations;

(iv) The Company’s success depends in part on its ability to protect its intellectual property, including its patent-pending process, and there can be no assurance that any patent will issue or that the Company’s intellectual property will not be challenged or infringed;

(v) The Company depends on the continued services of its key personnel, including its Chief Executive Officer, and the loss of any such person could adversely affect the Company; and

(vi) There is no public market for the Stock and none is expected to develop, and the Stock constitutes restricted securities that may not be resold except as described in this Subscription Agreement, so that the undersigned may be required to hold the Stock for an indefinite period.

(u) Payment to Mindatorium, Inc. The undersigned acknowledges that the Company is a newly formed corporation and has no bank account, and that accordingly the promissory note attached hereto as Exhibit A is payable to, and the proceeds thereof will be received by, Mindatorium, Inc., which, as the controlling shareholder of the Company, will cause the issuance of the Stock on behalf of the Company.

3. The undersigned is an “Accredited Investor” as defined in Rule 501(a) of the Securities

Act. Please check one. The undersigned is:

_____ 3.1. a natural person whose individual net worth (i.e., excess of total assets over total liabilities), inclusive of home, home furnishings and automobiles, or joint net worth with that person’s spouse, at the time of his/her purchase of the Shares exceeds $1,000,000;

_____ 3.2. a natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. Individual income is defined for this purpose as adjusted gross income as determined for federal income tax purposes under the Internal

Revenue Code (the “Code”), plus (i) any deductions for long-term capital gains under Section 1202 of the Code, (ii) any depletion deductions under Section 611, et seq., of the Code, (iii) any interest income excluded under Section 103 of the Code, and (iv) any partnership losses allocated to the undersigned as reported on Schedule E of Form 1040;

_____ 3.3. a corporation, limited liability company, partnership, or a Massachusetts or similar business trust, which was not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

_____ 3.4. an entity in which all of the equity owners are “accredited investors.”

4. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

5. Survival. The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining the undersigned’s suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his/her purchase of the Stock. The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and (b) the undersigned’s death or disability.

6. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

7. Miscellaneous.

(a) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

(b) Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(c) [Reserved.]

(d) This Subscription Agreement contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

(e) Arbitration. Any dispute, claim, or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation, or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be exclusively resolved by binding arbitration in accordance with the following:

(i) Governing Law and Forum. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, and conducted in Los Angeles County, California, unless the parties mutually agree to a different location. The arbitration shall be conducted by a single neutral arbitrator experienced in corporate and securities matters.

(ii) Rules and Procedures. The arbitrator shall have the authority to grant any relief that would be available in a court of competent jurisdiction. The arbitrator shall issue a reasoned written decision explaining the essential findings and conclusions on which the award is based. Judgment on the arbitration award may be entered in any court having jurisdiction thereof.

(iii) Confidentiality. The parties agree that the arbitration proceedings, filings, disclosures, and award shall remain confidential to the maximum extent permitted by law.

(iv) Waiver of Jury Trial. By signing this Agreement, the parties knowingly and voluntarily waive any right to a trial by jury or to participate in a class action related to any claims covered by this arbitration clause.

(v) Costs and Attorneys’ Fees. The prevailing party in any arbitration or enforcement of the arbitration award shall be entitled to recover its reasonable attorneys’ fees, costs, and expenses.

(f) The undersigned agrees that he/she has read the executive summary and business plan provided by the company.

8. Instructions for Payment. The undersigned shall pay the Subscription Amount by delivery of the promissory note attached hereto as Exhibit A, payable to Mindatorium, Inc. The Company shall have no obligation to issue the Shares unless the promissory note has been delivered to Mindatorium, Inc.

IN WITNESS WHEREOF, I have executed this Agreement as of (date)______________.

Company Name: ______________________________

__________________________________

Print Name + Title Signature

Tel. (____)______________Cel (____)_______________Email ______________________

___________________________________________________________

Street Address

____________________________________________________________________________

City State Zip/Postal Code Country

Shares to be issued in the name of: GBT

Tax ID or SS Number: _________________________________

-

Received and accepted by the Company: Acknowledged by Mindatorium, Inc.:

____________________________ ____________________________

By: Henning Morales, CEO By: Henning Morales, CEO

No Camera Films, Inc. Mindatorium, Inc.

Minh Collins - CEO

3106501753 3106501753

93003 2329 Antler ave CA

11/4/2026

Ventura

http://www.gbttechinc.con/

27-0603137

minh@24collinsstudios.com

Exhibit A – Promissory Note

Promissory Note made by GBT payable to Mindatorium, Inc. in the principal amount of $1,000,000, attached.